UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 28, 2009

Date of Report (Date of earliest event reported)

TIM HORTONS INC.

(Exact name of Registrant as specified in its charter)

Canada	001-32843	Not Applicable
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

874 Sinclair Road, Oakville, ON, Canada L6K 2Y1

(Address of principal executive offices) (Zip Code)

(905) 845-6511

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As disclosed below, the Registrant became the successor to Tim Hortons Inc., a Delaware corporation (the “THI USA”), on September 28, 2009. This Current Report on Form 8-K is being filed for the purpose of establishing the Registrant as the successor issuer pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to timely disclose events required to be disclosed on Form 8-K with respect to THI USA prior to and including September 28, 2009 and the Registrant as of September 28, 2009.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 28, 2009, THI USA completed the reorganization (the “Reorganization”) of the corporate structure of the group of companies controlled by THI USA, pursuant to which Tim Hortons Inc., a corporation governed by the Canada Business Corporations Act (“Registrant” or “New THI”), became the publicly held parent company of such group of companies. In connection with the Reorganization, which was effective at 12:00 a.m., Eastern Time, on September 28, 2009, THI USA merged (the “Merger”) with and into its wholly-owned subsidiary, THI Mergeco Inc., a Delaware corporation (“Mergeco”), with THI USA surviving the Merger as a wholly-owned subsidiary of New THI, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 6, 2009, among THI USA, New THI and Mergeco. In connection with the Merger, each outstanding share of THI USA common stock automatically converted into one common share of New THI (“New THI Common Shares”). In addition, the preferred share purchase rights associated with the THI USA common stock expired and one Share Purchase Right (as defined below) was issued with each New THI Common Share in the Merger. The New THI Common Shares (and the associated Share Purchase Rights) will trade on the New York Stock Exchange (“NYSE”) and the Toronto Stock Exchange (“TSX”) under the symbol “THI,” the same symbol that the THI USA common stock traded under prior to the Merger. The issuance of New THI Common Shares (and the associated Share Purchase Rights) was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to New THI’s registration statement on Form S-4 (No. 333-160286) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on August 12, 2009. The proxy statement/prospectus that forms a part of the Registration Statement contains additional information about the Reorganization and Merger.

Upon completion of the Merger, New THI acquired ownership of THI USA and its subsidiaries. Pursuant to Rule 12g-3 under the Exchange Act, New THI is the successor issuer to THI USA and the New THI Common Shares and the associated Share Purchase Rights are deemed to be registered under Section 12(b) of the Exchange Act. The Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Reorganization and the Merger, the Senior Facilities Credit Agreement among The TDL Group Corp., THI USA and certain lenders and agents named therein, dated as of February 28, 2006, as amended by Amendment No. 1 to the Senior Facility Credit

Agreement among The TDL Group Corp., THI USA and certain lenders and agents named therein (the “Credit Agreement”), was amended and restated pursuant to the terms of that certain Amended and Restated Credit Agreement, dated as of September 28, 2009 (“Amended and Restated Credit Agreement”), to reflect certain modifications to the Credit Agreement as a result of the Reorganization, including the addition of the Registrant and its subsidiary, Tim Hortons USA, Inc., a Delaware corporation, as borrowers thereunder (with required modifications to relevant provisions to give effect thereto), amendments to the guarantee structure and other amendments. As a result of the amendments, as of September 28, 2009, all borrowings or other payment obligations that are or deemed to be outstanding under the Amended and Restated Credit Agreement from and after September 28, 2009 are guaranteed respectively by the Registrant and/or certain of its subsidiaries.

As was the case under the Credit Agreement, the Amended and Restated Credit Agreement provides, in relevant part, for a senior bank facility that matures on February 28, 2011 and consists of: a $300.0 million term loan; a $200.0 million Canadian revolving credit facility (which includes $15.0 million overdraft availability and $25.0 million letter of credit facility); and a US$100.0 million U.S. revolving credit facility (which includes a US$10.0 million letter of credit facility). In connection with the foregoing, certain documents relating to the $130.0 million of interest rate swaps entered into by THI USA in March 2006 and June 2007 were modified as well to give effect to the Reorganization and revised guarantee structure reflected in the Amended and Restated Credit Agreement.

Except as disclosed above, there were no other modifications to the Credit Agreement reflected in the Amended and Restated Credit Agreement that would be material to the Registrant and its subsidiaries. The foregoing description of the Amended and Restated Credit Agreement is qualified in its entirety by the full text of the Amended and Restated Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As disclosed above, the New THI Common Shares (and the associated Share Purchase Rights) will trade on the NYSE and TSX under the same symbol that the THI USA common stock traded under prior to the Merger. On September 22, 2009, in anticipation of all outstanding shares of THI USA common stock being converted into New THI Common Shares (and associated Share Purchase Rights) in the Merger, THI USA requested that the NYSE file with the Commission, a Form 25 to remove THI USA’s common stock and associated preferred share purchase rights from listing on the NYSE on September 28, 2009. Following the filing of the Form 25 by the NYSE, New THI expects to file a Form 15 with the Commission to terminate the registration of THI USA’s common stock and associated preferred share purchase rights. In addition, arrangements have been made with the TSX to delist THI USA’s common stock and associated preferred share purchase rights from the TSX immediately prior to the listing of New THI Common Shares (and associated Share Purchase Rights) on the TSX. The new listing of New THI Common Shares on the NYSE and the TSX will be effective on and as of September 28, 2009.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the Reorganization and the Merger, the Rights Agreement, dated as of February 26, 2006 (the “Rights Agreement”), between THI USA and Computershare Investor Services, LLC, as Rights Agent, was amended pursuant to the terms of that certain Amendment No. 1 to Rights Agreement, dated September 27, 2009 (the “First Amendment”) to, among other things, change the definition of “Final Expiration Date” to 12:00 a.m. Eastern Time on September 28, 2009. As a result of this amendment, the Rights (as defined in the Rights Agreement) expired in connection with the Merger.

In connection with the Reorganization and the Merger, the Shareholder Rights Plan Agreement (the “Shareholder Rights Plan”), dated August 6, 2009, between New THI and Computershare Trust Company of Canada, was entered into to provide holders of New THI Common Shares, and the Board of Directors of New THI, with the time necessary to ensure that, in the event of a take-over bid (the Canadian term for a tender offer) for New THI, alternatives to the bid which may be in the best interests of New THI are identified and fully explored. The Shareholder Rights Plan provides that one right to purchase a common share (a “Share Purchase Right”) will be issued in respect of each of the outstanding New THI Common Shares to holders as of September 28, 2009, as well as in respect of each New THI Common Share issued after such date and prior to the Separation Time (as defined in the Shareholder Rights Plan). The description of Shareholder Rights Plan contained in the section titled “Description of Share Capital of New THI” in the proxy statements/prospectus that forms a part of the Registration Statement is incorporated by reference herein.

After giving effect to the Merger, as of September 28, 2009, there are 180,996,877 shares of New THI Common Shares (and the associated Share Purchase Rights) issued and outstanding. The description of New THI Common Shares and Share Purchase Rights contained in the section titled “Description of Share Capital of New THI” in the proxy statements/prospectus that forms a part of the Registration Statement is incorporated by reference herein. This description is filed for purposes of Section 18 of the Exchange Act and incorporation by reference into New THI’s registration statements filed under the Securities Act.

The foregoing descriptions of the First Amendment and the Shareholder Rights Agreement are qualified in their entirety by the full text of such agreements, copies of which are filed as Exhibits 4.1, and 4.2 to this Current Report on Form 8-K and are incorporated herein by reference. In addition, the foregoing description of the share capital of New THI is qualified in its entirety by reference to New THI’s Articles of Incorporation, as amended, and By-law No.1 and the Shareholder Rights Plan, copies of which are filed as Exhibits 3.1, 3.2 and 4.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information included under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

As of September 28, 2009, each of the officers and directors of THI USA immediately prior to the Merger had been appointed to the same position(s) with the Registrant. In addition, upon the completion of the Merger, the directors and officers of Mergeco immediately prior to the completion of the Merger became the directors and officers of THI USA, and will hold such positions until their respective successors are duly elected or appointed and qualified, or until earlier of their death, resignation or removal.

In connection with the appointments described above and/or completion of the Merger, New THI has entered into or will enter into new indemnification agreements with its directors, executive officers and with certain other officers, employees and others (including directors, officers and employees of its subsidiaries). The indemnification agreements generally require that New THI indemnify and hold an indemnitee harmless to the fullest extent permitted by law for liabilities arising out of the indemnitee’s association with New THI or another entity where he or she acts or acted as a director or officer or in a similar capacity at New THI’s request, if the indemnitee acted honestly and in good faith with a view to the best interests of New THI or other entity, as the case may be and, with respect to a criminal or administrative action or proceeding that is enforced by monetary penalty, if the indemnitee had no reasonable grounds to believe that his or her conduct was unlawful. The indemnification agreements also provide for the advancement of defense expenses by New THI. The foregoing description of the indemnification agreements is qualified in its entirety by reference to the form of indemnification agreement which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the Merger and pursuant to the terms of the Merger Agreement, THI USA’s certificate of incorporation and by-laws were amended and restated in their entirety, effective as of September 28, 2009, so that they contain the same terms (except with respect to the name of the corporation and the amount of authorized capital and common stock) as the certificate of incorporation and by-laws of Mergeco as in effect immediately prior to the completion of the Merger. Copies of THI USA’s amended and restated certificate of incorporation and by-laws are attached hereto as Exhibits 3.3 and 3.4 and are incorporated herein by reference.

Item 8.01	Other Events.

In connection with the Reorganization and the Merger, the stock compensation plans, employee benefit plans and executive employment (change in control) agreements attached hereto as Exhibits 10.3 through 10.14 were amended and assumed by New THI.

On September 28, 2009, New THI announced the completion of the public company reorganization. The full text of New THI’s press release issued today is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

99	Exhibits.

Exhibit No.	Exhibit Title
2.1	Agreement and Plan of Merger, dated August 6, 2009, by and among the Registrant, THI Mergeco Inc. and Tim Hortons Inc. (incorporated by reference to Annex A of the definitive proxy statement of Tim Hortons Inc. filed with the Commission on August 17, 2009).

3.1	Articles of Incorporation of the Registrant, as amended.

3.2	By-Law No. 1 of the Registrant (incorporated by reference to Annex C of the definitive proxy statement of Tim Hortons Inc. filed with the Commission on August 17, 2009).

3.3	Amended and Restated Certificate of Incorporation of THI USA Inc., a wholly owned subsidiary of the Registrant.

3.4	By-laws of THI USA Inc., a wholly owned subsidiary of the Registrant.

4.1	Amendment No. 1 to Rights Agreement, dated September 27, 2009, between Tim Hortons Inc. and Computershare Investor Services LLC, as Rights Agent.

4.2	Shareholder Rights Plan Agreement, dated August 6, 2009, between the Registrant and Computershare Trust Company of Canada, as Rights Agent (incorporated by reference to Annex D of the definitive proxy statement of Tim Hortons Inc. filed with the Commission on August 17, 2009).

10.1	Amended and Restated Credit Agreement, dated as of September 28, 2009, among the Registrant, The TDL Group Corp., Tim Hortons USA, Inc. and certain lenders and agents named therein.

10.2	Form of Indemnification Agreement.

10.3	Form of Employment Agreement by and among The TDL Group Corp., the Registrant and Paul D. House.

10.4	Form of Employment Agreement by and among The TDL Group Corp., the Registrant and Donald B. Schroeder.

10.5	Form of Employment Agreement by and among The TDL Group Corp., the Registrant and each of Cynthia J. Devine, William A. Moir and Roland M. Walton, respectively.

10.6	Form of Employment Agreement by and among The TDL Group Corp., the Registrant and David F. Clanachan.

10.7	2006 Stock Incentive Plan, as amended and restated effective September 28, 2009.

10.8	Executive Annual Performance Plan, as amended and restated effective September 28, 2009.

10.9	The TDL Group Corp. Amended and Restated Personal Supplemental Executive Retirement Savings Plan effective September 28, 2009.

10.10	Amended and Restated Non-Employee Director Deferred Stock Unit Plan effective September 28, 2009.

10.11	Equity Plan Assignment and Assumption Agreement, dated September 25, 2009, by and between Tim Hortons Inc. and the Registrant.

10.12	Assignment, Assumption and Amendment of Tim Hortons Inc. U.S. Non-Employee Directors’ Deferred Compensation Plan, dated September 25, 2009, by and between Tim Hortons Inc. and Tim Hortons USA, Inc.

10.13	Form of Amended and Restated Deferred Stock Unit Award Agreement (Canadian) for awards granted on or after September 28, 2009.

10.14	Form of Amended and Restated Deferred Stock Unit Award Agreement (U.S.) for awards granted on or after September 28, 2009.

99.1	Pages 40 to 48 of the definitive proxy statement of Tim Hortons Inc. filed with the Commission on August 17, 2009, containing the section entitled “Description of Share Capital of New THI.”

99.2	Press release issued by New THI dated September 28, 2009 regarding the completion of the public company reorganization.

99.3	New THI’s Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 is included in this filing in the form attached as Exhibit 99.3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIM HORTONS INC.

Date: September 28, 2009	By:	/s/ JILL E. AEBKER
	Name:	Jill E. Aebker
	Title:	Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Title
2.1	Agreement and Plan of Merger, dated August 6, 2009, by and among the Registrant, THI Mergeco Inc. and Tim Hortons Inc. (incorporated by reference to Annex A of the definitive proxy statement of Tim Hortons Inc. filed with the Commission on August 17, 2009).

3.1	Articles of Incorporation of the Registrant, as amended.

3.2	By-Law No. 1 of the Registrant (incorporated by reference to Annex C of the definitive proxy statement of Tim Hortons Inc. filed with the Commission on August 17, 2009).

3.3	Certificate of Incorporation of THI USA Inc., a wholly owned subsidiary of the Registrant.

3.4	By-laws of THI USA Inc., a wholly owned subsidiary of the Registrant.

4.1	Amendment No. 1 to Rights Agreement, dated September 27, 2009, between Tim Hortons Inc. and Computershare Investor Services, LLC, as Rights Agent.

4.2	Shareholder Rights Plan Agreement, dated August 6, 2009, between the Registrant and Computershare Trust Company of Canada, as Rights Agent (incorporated by reference to Annex D of the definitive proxy statement of Tim Hortons Inc. filed with the Commission on August 17, 2009).

10.1	Amended and Restated Credit Agreement, dated as of September 28, 2009, among the Registrant, The TDL Group Corp., Tim Hortons USA, Inc. and certain lenders and agents named therein.

10.2	Form of Indemnification Agreement.

10.3	Form of Employment Agreement by and among The TDL Group Corp., the Registrant and Paul D. House.

10.4	Form of Employment Agreement by and among The TDL Group Corp., the Registrant and Donald B. Schroeder.

10.5	Form of Employment Agreement by and among The TDL Group Corp., the Registrant and each of Cynthia J. Devine, William A. Moir and Roland M. Walton, respectively.

10.6	Form of Employment Agreement by and among The TDL Group Corp., the Registrant and David F. Clanachan.

10.7	2006 Stock Incentive Plan, as amended and restated effective September 28, 2009.

10.8	Executive Annual Performance Plan, as amended and restated effective September 28, 2009.

10.9	The TDL Group Corp. Amended and Restated Personal Supplemental Executive Retirement Savings Plan effective September 28, 2009.

10.10	Amended and Restated Non-Employee Director Deferred Stock Unit Plan effective September 28, 2009.

10.11	Equity Plan Assignment and Assumption Agreement, dated September 25, 2009, by and between Tim Hortons Inc. and the Registrant.

10.12	Assignment, Assumption and Amendment of Tim Hortons Inc. U.S. Non-Employee Directors’ Deferred Compensation Plan, dated September 25, 2009, by and between Tim Hortons Inc. and Tim Hortons USA, Inc.

10.13	Form of Amended and Restated Deferred Stock Unit Award Agreement (Canadian) for awards granted on or after September 28, 2009.

10.14	Form of Amended and Restated Deferred Stock Unit Award Agreement (U.S.) for awards granted on or after September 28, 2009.

99.1	Pages 40 to 48 of the definitive proxy statement of Tim Hortons Inc. filed with the Commission on August 17, 2009, containing the section entitled “Description of Share Capital of New THI.”

99.2	Press release issued by New THI dated September 28, 2009 regarding the public company reorganization.

99.3	New THI’s Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 is included in this filing in the form attached as Exhibit 99.3.